As filed with the Securities and Exchange Commission on September 14, 1999
                                                    Registration  No.  333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                             -----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                                 MATHSOFT, INC.
              (Exact name of MathSoft as specified in its charter)

           Massachusetts                           04-2842217
  (State or other jurisdiction of               (I.R.S. Employer
   incorporation or organization)              Identification No.)

 101 Main Street, Cambridge, Massachusetts             02142
  (Address of Principal Executive Offices)           (Zip Code)

                              --------------------

                                 MATHSOFT, INC.
                      AMENDED AND RESTATED 1992 STOCK PLAN
                    1992 AMENDED EMPLOYEE STOCK PURCHASE PLAN
                  1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                             (Full title of the plan)

                                Charles J. Digate
                                 MATHSOFT, INC.
                                 101 Main Street
                              Cambridge, MA  02142
                     (Name and address of agent for service)

                                 (617) 577-1017
          (Telephone number, including area code, of agent for service)

                              --------------------

                                    Copy to:
                                 Gordon H. Hayes
                         Testa, Hurwitz & Thibeault, LLP
                                High Street Tower
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

                              --------------------

                         Calculation of Registration Fee

================================================================================
                |                 |                |  Proposed   |
Title of        |                 |    Proposed    |   maximum   |
Securities      |      Amount     |    maximum     |  aggregate  |   Amount of
to be           |       to be     | offering price |  offering   |  Registration
registered      |   registered(1) |  per share(2)  |  price(2)   |     fee(3)
----------------|-----------------|----------------|-------------|--------------
Common Stock,   |   1,240,000  $  |    $2.625      | $3,255,000  |     $905
par value $.01  |                 |                |             |
================================================================================
     (1) Consists of (i) 750,000 shares issuable under the Amended and Restated 1992 Stock Plan, (ii) 250,000 shares issuable under the 1992 Amended Employee Stock Purchase Plan and (iii) 240,000 shares issuable under the 1992 Non-Employee Director Stock Option Plan.
     (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
     (3) Pursuant to Rule 457(c) under the Securities Exchange Act of 1933, the registration fee has been calculated based upon the average of the high and low prices per share of Common Stock on the Nasdaq SmallCap Market on September 10, 1999.

                                     PART I
                  INFORMATION REQUIRED IN THE 10(a) PROSPECTUS

Item  1.     Plan  Information.
             -----------------

     The documents containing the information specified in this Item 1 will be sent or given to employees, directors or others as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Securities and Exchange Commission and the instructions to Form S-8, such documents are not being filed with the Commission as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.

Item  2.     MathSoft  Information  and  Employee  Plan  Annual  Information.
             ---------------------------------------------------------------

     The documents containing the information specified in this Item 2 will be sent or given to employees as specified by Rule 428(b)(1). In accordance with the rules and regulations of the Commission and the instructions to Form S-8, such documents are not being filed with the Commission either as apart of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item  3.  Incorporation  of  Documents  by  Reference
          -------------------------------------------

     The following documents filed with the Commission are incorporated by reference in this registration statement (File No. 0-020992):

     - MathSoft's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Commission on March 31, 1999;

     - MathSoft's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed with the Commission on May 7, 1999;

     - MathSoft's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed with the Commission on August 13, 1999;

     - MathSoft's Current Report on Form 8-K, filed with the Commission on June 15, 1999;

     - MathSoft's Current Report on Form 8-K, filed with the Commission on July 17, 1999; and

     -    The   "Description   of  Capital   Stock"   contained  in   MathSoft's
          registration statement on Form 8-A dated February 3, 1993.

     All documents subsequently filed with the Commission by MathSoft under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the filing of this registration statement are also incorporated by reference in this Registration statement and deemed to be part of this registration statement from the date of filing.

Item  6.  Indemnification  of  Directors  and  Officers.
          ---------------------------------------------

     Section 67 of Chapter 156B of the Massachusetts General Laws provides that a corporation may indemnify its directors and officers to the extent specified in or authorized by:

     -    the articles of organization;

     -    a by-law adopted by the stockholders; or

     - a vote adopted by the holders of a majority of the shares of stock entitled to vote on the election of directors.

     In all instances, the extent to which a corporation provides indemnification to its directors and officers under Section 67 is optional.

     In its amended and restated by-laws, MathSoft has elected to commit to provide indemnification to its directors and officers in specified circumstances. Generally, Article V, Section 2 of the MathSoft's amended and restated by-laws indemnifies directors and officers of the MathSoft against liabilities and expenses arising out of legal proceedings brought against them by reason of their status as directors or officers or by reason of their agreeing to serve, at the request of MathSoft, as a director or officer with another organization. Under this provision, MathSoft shall indemnify a director or officer of the MathSoft for all costs and expenses (including attorneys' fees), judgments, liabilities and amounts paid in settlement of such proceedings, even if he is not successful on the merits, if he acted in good faith in the reasonable belief that his action was in the best interests of the MathSoft. The Board of Directors may authorize advancing litigation expenses to a director or officer at his request upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to indemnification for such expenses.

     Article 6 of the MathSoft's Third Restated Articles of Organization eliminates the personal liability of the MathSoft's directors to the MathSoft or its stockholders for monetary damages for breach of a director's fiduciary duty, except to the extent Chapter 156B of the Massachusetts General Laws prohibits the elimination or limitation or such liability.

     The MathSoft maintains directors and officers liability insurance for the benefit of its directors and certain of its officers.

Item  8.  Exhibits
          --------

Exhibit No.  Description of Exhibit
-----------  ---------------------------------------------------------------------------

        4.1  Specimen Stock Certificate representing the Common Stock of the
             MathSoft (filed as Exhibit 4.1 to the MathSoft's registration statement on
             Form S-1, File No. 33-55658, and incorporated herein by reference).
        4.2  Third Restated Articles of Organization of the MathSoft (filed as Exhibit
             3.2 to the MathSoft's registration statement on Form S-1, File No. 33-
             55658, and incorporated herein by reference).
        4.3  Amended and Restated By-laws of the MathSoft (filed as Exhibit 3.3 to the MathSoft's registration statement on Form S-1, File No. 33-55658, and incorporated herein by reference).
        4.4  1992 Amended and Restated Stock Plan.
        4.5  Form of Incentive Stock Option Agreement Under the Amended and
             Restated 1992 Stock Plan (filed as Exhibit 4.9 to the MathSoft's registration statement on Form S-8, File No. 33-58560 and incorporated herein by reference).
        4.6  Form of Non-Qualified Stock Option Agreement under the Amended and
             Restated 1992 Stock Plan (filed As Exhibit 4.10 to the MathSoft's registration statement on Form S-8, File No. 33-58560 and incorporated herein by reference).
        4.7  1992 Amended Employee Stock Purchase Plan.
        4.8  1992 Employee Stock Purchase Plan Enrollment/Authorization Form
             (filed as Exhibit 4.15 to the MathSoft's registration statement on Form S-
             8, File No. 233-58560 and incorporated herein by reference).
        4.9  1992 Non-Employee Director Stock Option Plan.
       4.10  Form of Stock Option Agreement under the 1992 Non-Employee
             Director Stock Option Plan.
        5.1  Opinion of Testa, Hurwitz & Thibeault, LLP.
       23.1  Consent of Arthur Andersen LLP.
       23.2  Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1)
       24.1  Power of Attorney (contained in pages 7 and 8 of this Registration statement).

Item  9.  Undertakings.
          ------------

     (a)  The undersigned MathSoft hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect  in the  prospectus  any facts or events  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration statement;

               (iii)To include  any  material  information  with  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)  To  remove  from   registration  by  means  of  a  post-effective
               amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned MathSoft hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the MathSoft's annual report pursuant to Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the MathSoft pursuant to the provisions described in Item 6, or otherwise, the MathSoft has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the MathSoft of expenses incurred or paid by a director, officer or controlling person of the MathSoft in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the MathSoft will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the MathSoft certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, on the 13th day of September, 1999.

                                      MATHSOFT,  INC.

Date: September 13, 1999              By: /s/  Charles  J.  Digate
                                      ---------------------------------------
                                      Charles  J.  Digate
                                      President, Chief Executive Officer and
                                      Chairman of the Board  of Directors

                        POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of MathSoft, Inc., hereby severally constitute and appoint Charles J. Digate, Robert P. Orlando and Gordon H. Hayes, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, all pre-effective and post-effective amendments to this registration statement and generally do all things in our names and on our behalf in such capacities to enable MathSoft, Inc., to comply with the provisions of the Securities Act of 1933, as amended and all requirements of the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                TITLE(S)                                DATE:
-----------------------  --------------------------------  ------------------

/s/ Charles J. Digate    President, Chief Executive        September 13, 1999
-----------------------  and Chairman of the Board
Charles J. Digate        of Directors (Principal
                         Executive Officer)


/s/ Charles H. Federman  Director                          September 13, 1999
-----------------------
Charles H. Federman

/s/ David D. Martin      Director                          September 13, 1999
-----------------------
David D. Martin

/s/ Robert P. Orlando    Vice President, Finance and       September 13, 1999
-----------------------  Administration, Chief Financial
Robert P. Orlando        Officer, Treasurer and Clerk
                         (Principal Financial and
                         Accounting Officer)


/s/ June L. Rokoff       Director                          September 13, 1999
-----------------------
June L. Rokoff

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.  Description of Exhibit
-----------  --------------------------------------------------------------------------

        4.1  Specimen Stock Certificate representing the Common Stock of the
             MathSoft (filed as Exhibit 4.1 to the MathSoft's registration statement on
             Form S-1, File No. 33-55658, and incorporated herein by reference).
        4.2  Third Restated Articles of Organization of the MathSoft (filed as Exhibit
             3.2 to the MathSoft's registration statement on Form S-1, File No. 33-
             55658, and incorporated herein by reference).
        4.3  Amended and Restated By-laws of the MathSoft (filed as Exhibit 3.3 to the MathSoft's registration statement on Form S-1, File No. 33-55658, and incorporated herein by reference).
        4.4  1992 Amended and Restated Stock Plan.
        4.5  Form of Incentive Stock Option Agreement Under the Amended and
             Restated 1992 Stock Plan (filed as Exhibit 4.9 to the MathSoft's registration statement on Form S-8, File No. 33-58560 and incorporated herein by reference).
        4.6  Form of Non-Qualified Stock Option Agreement under the Amended and
             Restated 1992 Stock Plan (filed As Exhibit 4.10 to the MathSoft's registration statement on Form S-8, File No. 33-58560 and incorporated herein by reference).
        4.7  1992 Amended Employee Stock Purchase Plan.
        4.8  1992 Employee Stock Purchase Plan Enrollment/Authorization Form
             (filed as Exhibit 4.15 to the MathSoft's registration statement on Form S-
             8, File No. 233-58560 and incorporated herein by reference).
        4.9  1992 Non-Employee Director Stock Option Plan.
       4.10  Form of Stock Option Agreement under the 1992 Non-Employee
             Director Stock Option Plan.
        5.1  Opinion of Testa, Hurwitz & Thibeault, LLP.
       23.1  Consent of Arthur Andersen LLP.
       23.2  Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).
       24.1  Power of Attorney (contained in pages 7 and 8 of this Registration statement).